Exhibit 99.1

NextPlay Technologies Receives Notice from Nasdaq Regarding Delayed Quarterly Report

SUNRISE, FL – JULY 21, 2023 – NextPlay Technologies, Inc. (NASDAQ: NXTP) (the “Company”), a digital native ecosystem for finance, digital advertisers, and video gamers, announced today that the Company received a notification letter, on July 19, 2023, from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating the Company remains noncompliant with Nasdaq Listing Rule 5250(c)(1), as a result of not having timely filed its Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2023. Additionally, the company has not yet filed its Annual Report on Form 10-K for the fiscal year ended February 28, 2023. Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all periodic reports with the Securities and Exchange Commission (the “Commission”).

As previously disclosed, the Company received a notification letter from Nasdaq on June 9, 2023 due to its failure to timely file its Annual Report on Form 10-K for the fiscal year ended February 28, 2023 with the Commission.

The Nasdaq notification letters have no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market.

The Nasdaq notification letters provide that the Company has until August 7, 2023, to either file with delinquent Annual and Quarterly Reports with the Commission or submit a plan to Nasdaq to regain compliance with Nasdaq Listing Rule 5250(c)(1). If Nasdaq accepts the plan, Nasdaq may grant an exception of up to 180 calendar days from the Annual Report’s due date, or until November 27, 2023, for the Company to regain compliance. If the Company does not regain compliance within the allotted compliance period, including any exception period that may be granted by Nasdaq after submission of a plan to regain compliance, if applicable, Nasdaq will provide notice that the Company’s common stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel under Nasdaq Listing Rule 5815(a).

The Company currently intends to submit a plan by August 7, 2023, the deadline, to Nasdaq that outlines, as definitively as possible, the steps the Company will take to promptly file the delinquent Annual and Quarterly Reports and regain compliance with Nasdaq Listing Rule 5250(c)(1).

There can be no assurance that the Company will regain compliance with Nasdaq Listing Rule 5250(c)(1), secure an exception of 180 calendar days from the Annual Report’s due date to regain compliance, or maintain compliance with other Nasdaq listing requirements.

This announcement is made in compliance with Nasdaq Listing Rule 5250(b)(2).

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, digital banking, and crypto-banking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “intends,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; our ability to file our Annual Report on Form 10-K for the fiscal year ended February 23, 2023 and/or Quarterly Report on Form 10-Q for the quarter ended May 31, 2023 within the period provided by Nasdaq to do so; our ability to timely submit an acceptable plan to regain compliance with the Nasdaq continued listing rules within the period provided by Nasdaq; whether Nasdaq will accept our plan to regain compliance with the Nasdaq continued listing rules; our ability to timely file our subsequent periodic reports with the SEC; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; current regulation governing digital currency activity is often unclear and is evolving; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of NextPlay have the ability to exercise significant influence over the company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the markets in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

NextPlay Technologies, Inc.

Nithinan “Jess” Boonyawattanapisut

Chief Executive Officer

Email: nithinan.boonyawattanapisut@nextplaytechnologies.com